UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

David K. James

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Blueprint Adaptive
Growth Allocation Fund
Institutional Class: (BLUIX)
Investor Class: (BLUPX)

Annual Report

February 28, 2023

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
LETTER TO SHAREHOLDERS	March 15, 2023

Dear Shareholders,

The Fund’s fiscal year ending on February 28, 2023 contained the first official equity (and fixed income) bear market since the Fund’s inception. Consistent interest rate hikes from the Federal Reserve to combat inflation, war between Russia and Ukraine, as well as financial instability brought on by crypto-related banking failures led to a difficult environment for most assets. Aside from ultra-short duration fixed income instruments, there was little place to hide.

Despite the uncertainty, the Fund managed to navigate the turbulence well for most of the year, being in a fully defensive stance with very little exposure to equities or bonds of any duration each time these assets were declining to new calendar lows in 2022. The Fund’s volatility and drawdowns were lower/smaller due to its tactical nature and ability to shift to stronger assets. In addition, the Fund managed to offset realized gains from the positive performance of 2021 by harvesting losses in 2022. This is no small feat considering the number of funds that lost money in 2022 while also distributing significant capital gains.

The Fund encountered challenges relative to its benchmark in the fourth quarter of 2022 and into 2023 as a series of short-lived rallies followed by quick declines caused the Fund’s strategy to increase equity exposure and then exit quickly with a loss. These sideways, choppy markets will always be the time when a trend-based strategy such as the one employed by the Fund is less likely to outperform a reasonable benchmark. While frustrating, these trendless periods do not last long enough to hamper the strategy’s long-term edge and benefits, in our experience and research. For the end of the fiscal year ended on February 28, the Institutional Class finished -12.8% versus the Morningstar Global Allocation Index (the Fund’s benchmark) return of -9.6%.

Looking ahead, the key catalyst for where markets head next appears to be the same that it was for much of last year. The Federal Reserve has made it clear it will do what it takes to bring inflation in line with its long-term target of approximately 2%. The final interest rate needed to accomplish that and the state of the economy at that level are the question on which investors appear to be hanging.

On the bright side, growth related assets are showing signs of rebounding from their steep 2022 declines while other assets domestically and internationally have remained well clear of 2022 lows. It could be argued that a base has been formed which could serve as a foundation for future equity growth. The Fund’s strategy continues to search for these positive trends with a continual eye on risk management. Until trends persist (in either direction-up or down) the Fund may struggle to outperform its peers, but like a racehorse trailing the lead pack from close range, it is ready to shift into a higher (or even lower) gear and take advantage of trends as it has done in the past when the time is right.

Thank you for your continued confidence and support of the Blueprint Adaptive Growth Allocation Fund.

Best,

Jon Robinson	Brandon Langley

Blueprint Fund Management, LLC
www.blueprintmutualfunds.com

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-983-4525.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.blueprintmutualfunds.com or call 1-866-983-4525 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28th, 2023, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
PORTFOLIO INFORMATION
February 28, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Blueprint Adaptive Growth Allocation Fund - Investor Class (a) (since inception on
3/31/2020) versus the Morningstar Global Allocation Index

Average Annual Total Returns (b)
(for the periods ended February 28, 2023)

		Since
		Inception
	1 Year	(3/31/2020)
Blueprint Adaptive Growth Allocation Fund - Investor Class	-13.03%	3.65%
Blueprint Adaptive Growth Allocation Fund - Institutional Class	-12.82%	3.94%
Morningstar Global Allocation Index (c)	-9.59%	7.12%

(a)	The line graph above represents performance of the Investor Class only, which will vary from the performance of the Institutional Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Morningstar Global Allocation Index measures the performance of a multi-asset class portfolio of global equities, global bonds and cash. This portfolio is held in a static allocation that is appropriate for investors who seek average exposure to global equity market risk and returns.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
PORTFOLIO INFORMATION
February 28, 2023 (Unaudited)

Blueprint Adaptive Growth Allocation Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
PORTFOLIO INFORMATION
February 28, 2023 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings
% of
Net Assets
ClearShares Ultra-Short Maturity ETF	6.8%
iShares Gold Trust	5.0%
Apple, Inc.	3.4%
iShares 0-3 Month Treasury Bond ETF	3.0%
SPDR Bloomberg 1-3 Month T-Bill ETF	3.0%
iShares Short Treasury Bond ETF	3.0%
iShares Treasury Floating Rate Bond ETF	3.0%
Microsoft Corporation	2.9%
Berkshire Hathaway, Inc. - Class B	1.7%
NVIDIA Corporation	1.6%

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
February 28, 2023
COMMON STOCKS — 69.2%	Shares	Value
Communications — 3.8%
Cable & Satellite — 0.3%
Charter Communications, Inc. - Class A (a)	151	$55,509
Comcast Corporation - Class A	6,589	244,913
		300,422
Entertainment Content — 0.3%
Walt Disney Company (The) (a)	2,725	271,437

Internet Media & Services — 1.6%
Booking Holdings, Inc. (a)	111	280,164
Meta Platforms, Inc. - Class A (a)	3,302	577,652
Netflix, Inc. (a)	1,363	439,063
Shopify, Inc. - Class A (a)	5,579	229,520
		1,526,399
Publishing & Broadcasting — 0.2%
Scholastic Corporation	1,030	46,979
World Wrestling Entertainment, Inc. - Class A	1,339	112,476
		159,455
Telecommunications — 1.4%
AT&T, Inc.	21,417	404,996
Deutsche Telekom AG - ADR	20,253	456,298
Gogo, Inc. (a)	1,142	18,797
Softbank Group Corporation - ADR	11,138	225,433
T-Mobile US, Inc. (a)	1,774	252,227
		1,357,751
Consumer Discretionary — 5.7%
Apparel & Textile Products — 1.4%
Kering S.A. - ADR	7,697	452,276
LVMH Moet Hennessy Louis Vuitton SE - ADR	2,696	449,234
NIKE, Inc. - Class B	3,824	454,253
		1,355,763
Automotive — 1.4%
General Motors Company	2,174	84,221
Mercedes-Benz Group AG - ADR	24,604	472,151
Tesla, Inc. (a)	3,784	778,406
		1,334,778
Consumer Services — 0.3%
Perdoceo Education Corporation (a)	1,353	18,651
Service Corporation International	3,875	261,679
Stride, Inc. (a)	1,094	46,462
		326,792

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Consumer Discretionary — 5.7% (Continued)
Home Construction — 0.1%
Griffon Corporation	1,165	$42,488

Leisure Facilities & Services — 1.0%
McDonald’s Corporation	2,218	585,353
Starbucks Corporation	3,502	357,519
		942,872
Retail - Discretionary — 1.4%
Avis Budget Group, Inc. (a)	723	158,814
Builders FirstSource, Inc. (a)	4,091	346,835
Home Depot, Inc. (The)	1,500	444,810
Lowe’s Companies, Inc.	1,792	368,704
		1,319,163
Wholesale - Discretionary — 0.1%
ePlus, Inc. (a)	515	27,897
Veritiv Corporation	454	68,754
		96,651
Consumer Staples — 5.4%
Beverages — 1.3%
Anheuser-Busch InBev S.A./N.V. - ADR	7,575	459,803
Coca-Cola Consolidated, Inc.	94	52,344
MGP Ingredients, Inc.	360	36,518
PepsiCo, Inc.	4,119	714,770
		1,263,435
Food — 1.1%
Cal-Maine Foods, Inc.	1,462	83,041
Flowers Foods, Inc.	5,355	149,297
Hostess Brands, Inc. (a)	4,601	113,645
Kraft Heinz Company (The)	2,637	102,685
Mondel z International, Inc. - Class A	4,194	273,365
Nestlé S.A. - ADR	1,983	223,117
Post Holdings, Inc. (a)	1,404	126,304
		1,071,454
Household Products — 1.0%
Inter Parfums, Inc.	324	39,013
L’Oreal S.A. - ADR	5,694	451,079
Unilever plc - ADR	8,909	444,826
		934,918

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Consumer Staples — 5.4% (Continued)
Retail - Consumer Staples — 1.1%
BJ’s Wholesale Club Holdings, Inc. (a)	3,238	$232,488
Murphy USA, Inc.	457	116,576
Target Corporation	610	102,785
Walmart, Inc.	4,339	616,702
		1,068,551
Tobacco & Cannabis — 0.8%
Altria Group, Inc.	5,520	256,293
Philip Morris International, Inc.	4,772	464,316
Vector Group Ltd.	2,458	32,618
		753,227
Wholesale - Consumer Staples — 0.1%
Andersons, Inc. (The)	825	37,645
United Natural Foods, Inc. (a)	700	28,511
		66,156
Energy — 4.7%
Oil & Gas Producers — 4.4%
BP plc - ADR	12,590	498,564
Chevron Corporation	2,613	420,092
Civitas Resources, Inc.	1,334	93,607
ConocoPhillips	1,873	193,575
Exxon Mobil Corporation	12,339	1,356,179
HF Sinclair Corporation	2,395	119,079
Matador Resources Company	2,044	109,947
Murphy Oil Corporation	2,133	83,230
PBF Energy, Inc. - Class A	4,461	194,990
PDC Energy, Inc.	1,381	92,679
Ranger Oil Corporation - Class A	718	29,797
Shell plc - ADR	7,770	472,183
Talos Energy, Inc. (a)	1,954	34,801
TotalEnergies SE - ADR	7,308	452,438
Woodside Energy Group Ltd. - ADR	1,543	37,541
		4,188,702
Oil & Gas Services & Equipment — 0.3%
Helmerich & Payne, Inc.	1,573	66,192
Nabors Industries Ltd. (a)	197	29,611
Nov, Inc.	8,508	186,155
Patterson-UTI Energy, Inc.	4,076	55,841
RPC, Inc.	2,217	19,443
		357,242

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Financials — 11.2%
Asset Management — 0.6%
Avantax, Inc. (a)	961	$27,475
BlackRock, Inc.	234	161,327
Charles Schwab Corporation (The)	4,625	360,380
		549,182
Banking — 5.8%
Bank of Nova Scotia (The)	4,564	225,827
Banner Corporation	463	29,160
BNP Paribas S.A. - ADR	12,952	443,347
Cathay General Bancorp	1,299	55,753
Citigroup, Inc.	2,807	142,287
City Holding Company	382	37,512
Commonwealth Bank of Australia - ADR	3,327	223,707
First BanCorporation	1,940	28,149
First Commonwealth Financial Corporation	1,776	28,434
Fulton Financial Corporation	3,260	56,072
Hancock Whitney Corporation	799	39,247
Home BancShares, Inc.	3,505	84,470
HSBC Holdings plc - ADR	12,312	471,673
International Bancshares Corporation	967	46,928
JPMorgan Chase & Company	8,475	1,214,891
Mitsubishi UFJ Financial Group, Inc. - ADR	65,769	468,933
National Bank Holdings Corporation - Class A	678	27,452
NBT Bancorp, Inc.	493	20,011
Northwest Bancshares, Inc.	1,396	19,293
OFG Bancorp	704	21,416
Preferred Bank	136	9,574
Prosperity Bancshares, Inc.	1,790	131,547
Provident Financial Services, Inc.	1,999	46,677
Royal Bank of Canada	4,442	450,774
Southside Bancshares, Inc.	729	27,840
Toronto-Dominion Bank (The)	3,321	221,013
United Bankshares, Inc.	2,754	112,281
US Bancorp	3,957	188,868
Washington Federal, Inc.	1,094	38,367
Wells Fargo & Company	11,274	527,285
Wintrust Financial Corporation	1,311	120,782
		5,559,570

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Financials — 11.2% (Continued)
Institutional Financial Services — 0.9%
Bank of New York Mellon Corporation (The)	2,041	$103,846
Goldman Sachs Group, Inc. (The)	995	349,892
Morgan Stanley	4,008	386,772
StoneX Group, Inc. (a)	468	47,188
		887,698
Insurance — 3.4%
AIA Group Ltd. - ADR	5,327	226,504
Allianz SE - ADR	19,047	446,081
American Equity Investment Life Holding Company	674	28,072
American Financial Group, Inc.	849	113,859
American International Group, Inc.	2,307	140,981
Assured Guaranty Ltd.	1,520	94,863
Berkshire Hathaway, Inc. - Class B (a)	5,305	1,618,980
Genworth Financial, Inc. - Class A (a)	9,211	57,385
Kinsale Capital Group, Inc.	580	184,846
MetLife, Inc.	1,832	131,409
Unum Group	3,598	160,291
		3,203,271
Specialty Finance — 0.5%
American Express Company	1,732	301,351
Capital One Financial Corporation	515	56,176
Encore Capital Group, Inc. (a)	1,122	57,985
MR Cooper Group, Inc. (a)	1,476	68,531
		484,043
Health Care — 5.3%
Biotech & Pharma — 4.6%
AbbVie, Inc.	2,593	399,063
Amphastar Pharmaceuticals, Inc. (a)	1,466	46,707
AstraZeneca plc - ADR	6,925	451,371
CSL Ltd. - ADR	4,513	449,766
Cytokinetics, Inc. (a)	1,137	49,300
Eli Lilly & Company	1,237	384,979
Exelixis, Inc. (a)	3,226	55,100
Gilead Sciences, Inc.	3,985	320,912
Halozyme Therapeutics, Inc. (a)	1,359	65,218
Merck & Company, Inc.	7,508	797,650
Novartis AG - ADR	2,671	224,685
Novo Nordisk A/S - ADR	3,297	464,844
Prestige Consumer Healthcare, Inc. (a)	1,096	66,034

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Health Care — 5.3% (Continued)
Biotech & Pharma — 4.6% (Continued)
Sanofi - ADR	9,893	$463,487
Supernus Pharmaceuticals, Inc. (a)	1,118	42,026
United Therapeutics Corporation (a)	536	131,877
		4,413,019
Health Care Facilities & Services — 0.2%
Acadia Healthcare Company, Inc. (a)	1,260	91,363
Option Care Helath, Inc. (a)	2,451	75,172
		166,535
Medical Equipment & Devices — 0.5%
Medtronic plc	2,048	169,574
Thermo Fisher Scientific, Inc.	594	321,806
		491,380
Industrials — 7.2%
Aerospace & Defense — 1.9%
AAR Corporation (a)	669	36,387
Airbus SE - ADR	14,570	476,439
Boeing Company (The) (a)	1,743	351,301
Curtiss-Wright Corporation	858	149,970
Lockheed Martin Corporation	692	328,188
Raytheon Technologies Corporation	4,479	439,345
		1,781,630
Commercial Support Services — 0.4%
CorVel Corporation (a)	156	28,124
Cross Country Healthcare, Inc. (a)	734	19,414
FTI Consulting, Inc. (a)	613	112,614
H&R Block, Inc.	3,761	138,405
Insperity, Inc.	608	75,447
		374,004
Diversified Industrials — 1.0%
Emerson Electric Company	804	66,499
General Electric Company	3,129	265,057
Honeywell International, Inc.	1,041	199,331
Siemens AG - ADR	5,813	444,346
		975,233
Electrical Equipment — 1.2%
ABB Ltd. - ADR	13,558	451,481
Belden, Inc.	1,108	93,493
nVent Electric PLC	3,093	141,783
Schneider Electric SE - ADR	14,114	452,354
		1,139,111

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Industrials — 7.2% (Continued)
Engineering & Construction — 0.8%
AECOM	2,722	$235,072
Comfort Systems USA, Inc.	984	143,113
Fluor Corporation (a)	4,180	153,280
KBR, Inc.	4,252	234,328
		765,793
Industrial Intermediate Prod — 0.1%
Mueller Industries, Inc.	2,077	153,636

Industrial Support Services — 0.1%
Applied Industrial Technologies, Inc.	719	102,716

Machinery — 0.5%
Caterpillar, Inc.	1,537	368,189
Titan International, Inc. (a)	1,452	18,019
Valmont Industries, Inc.	207	65,687
		451,895
Transportation & Logistics — 1.2%
ArcBest Corporation	679	65,320
Atlas Air Worldwide Holdings, Inc. (a)	498	50,203
Deutsche Post AG - ADR	10,651	452,455
FedEx Corporation	323	65,640
Forward Air Corporation	539	55,630
Hub Group, Inc. - Class A (a)	611	56,047
Knight-Swift Transportation Holdings, Inc.	2,809	159,664
Marten Transport Ltd.	1,958	43,213
United Parcel Service, Inc. - Class B	1,090	198,914
		1,147,086
Transportation Equipment — 0.0% (b)
Wabash National Corporation	1,066	29,208

Materials — 4.5%
Chemicals — 1.8%
AdvanSix, Inc.	460	18,929
Ashland, Inc.	558	56,793
BASF SE - ADR	35,487	453,169
Cabot Corporation	1,534	121,999
Dow, Inc.	2,149	122,923
Innospec, Inc.	460	50,352
Linde plc	2,679	933,283
		1,757,448

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Materials — 4.5% (Continued)
Construction Materials — 0.3%
Carlisle Companies, Inc.	982	$253,572

Containers & Packaging — 0.1%
Greif, Inc. - Class A	587	41,706
Myers Industries, Inc.	726	18,760
Silgan Holdings, Inc.	1,581	84,425
		144,891
Forestry, Paper & Wood Products — 0.3%
Boise Cascade Company	985	68,073
Louisiana-Pacific Corporation	648	37,915
Sylvamo Corporation	776	38,280
UFP Industries, Inc.	1,353	115,722
		259,990
Metals & Mining — 1.2%
BHP Group Ltd. - ADR	7,405	451,483
CONSOL Energy, Inc.	827	45,262
Encore Wire Corporation	708	136,651
Rio Tinto plc - ADR	6,513	454,151
Warrior Met Coal, Inc	1,654	63,299
		1,150,846
Steel — 0.8%
Commercial Metals Company	2,536	131,238
Reliance Steel & Aluminum Company	1,308	324,175
Steel Dynamics, Inc.	2,310	291,314
		746,727
Real Estate — 4.7%
REITs — 4.7%
Alexandria Real Estate Equities, Inc.	1,066	159,665
AvalonBay Communities, Inc.	1,034	178,386
Equinix, Inc.	1,311	902,322
Equity LifeStyle Properties, Inc.	1,365	93,516
Equity Residential	2,548	159,301
Essex Property Trust, Inc.	496	113,118
Federal Realty Investment Trust	1,056	112,760
Host Hotels & Resorts, Inc.	5,541	93,089
Independence Realty Trust, Inc.	2,608	47,179
Life Storage, Inc.	779	93,885
Mid-America Apartment Communities, Inc.	878	140,568
Prologis, Inc.	3,595	443,623
Realty Income Corporation	9,223	589,811

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Real Estate — 4.7% (Continued)
REITs — 4.7% (Continued)
Regency Centers Corporation	2,135	$134,291
Rexford Industrial Realty, Inc.	2,627	158,828
Simon Property Group, Inc.	996	121,602
Sun Communities, Inc.	975	139,561
UDR, Inc.	2,190	93,819
VICI Properties, Inc	14,987	502,514
Welltower, Inc.	3,557	263,645
		4,541,483
Technology — 15.5%
Semiconductors — 3.9%
Advanced Micro Devices, Inc. (a)	2,306	181,205
ASML Holding N.V.	736	454,649
Axcelis Technologies, Inc. (a)	959	123,270
Broadcom, Inc.	1,193	708,988
NVIDIA Corporation	6,473	1,502,772
Onto Innovation, Inc. (a)	797	65,728
Photronics, Inc. (a)	1,611	28,386
QUALCOMM, Inc.	1,677	207,160
Texas Instruments, Inc.	2,708	464,287
		3,736,445
Software — 4.3%
Aspen Technology, Inc. (a)	749	158,796
Digi International, Inc. (a)	559	18,654
Microsoft Corporation	11,210	2,795,998
Oracle Corporation	4,523	395,310
PDF Solutions, Inc. (a)	757	28,342
Salesforce.com, Inc. (a)	1,458	238,543
SAP SE - ADR	3,958	450,500
		4,086,143
Technology Hardware — 4.7%
Apple, Inc.	22,368	3,297,267
Avnet, Inc.	2,094	93,623
Cisco Systems, Inc.	12,378	599,343
Extreme Networks, Inc. (a)	2,518	47,137
Sanmina Corporation (a)	1,075	64,994
Sony Group Corporation - ADR	5,418	452,836
		4,555,200

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 69.2% (Continued)	Shares	Value
Technology — 15.5% (Continued)
Technology Services — 2.6%
CACI International, Inc. - Class A (a)	446	$130,678
CSG Systems International, Inc.	1,506	84,637
International Business Machines Corporation	1,306	168,866
Mastercard, Inc. - Class A	2,528	898,173
Science Applications International Corporation	970	103,441
Visa, Inc. - Class A	4,841	1,064,730
		2,450,525
Utilities — 1.2%
Electric Utilities — 0.9%
Constellation Energy Corporation	778	58,264
Enel S.p.A. - ADR	38,967	216,267
Exelon Corporation	2,992	120,847
Iberdrola S.A. - ADR	9,699	444,748
Ormat Technologies, Inc.	559	47,247
		887,373
Gas & Water Utilities — 0.3%
Chesapeake Utilities Corporation	151	19,341
New Jersey Resources Corporation	2,572	131,249
ONE Gas, Inc.	1,285	103,006
		253,596

Total Common Stocks (Cost $63,388,035)		$66,236,905

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 27.0%			Shares	Value
ClearShares Ultra-Short Maturity ETF			64,953	$6,506,342
Global X MSCI Greece ETF			3,193	103,964
iShares 0-3 Month Treasury Bond ETF			28,252	2,837,348
iShares Gold Trust (a)			137,015	4,743,459
iShares MSCI Chile ETF			8,798	247,312
iShares MSCI China ETF			13,347	638,788
iShares MSCI Malaysia ETF			865	18,805
iShares MSCI Mexico ETF			6,731	387,975
iShares MSCI Philippines ETF			3,351	88,500
iShares MSCI South Korea ETF			12,068	705,978
iShares MSCI Thailand ETF			2,784	197,942
iShares MSCI Turkey ETF			5,601	198,724
iShares Short Treasury Bond ETF			25,713	2,834,344
iShares Treasury Floating Rate Bond ETF			56,053	2,834,040
SPDR Bloomberg 1-3 Month T-Bill ETF			30,909	2,834,664
Xtrackers Harvest CSI 300 China A-Shares ETF			21,876	641,842
Total Exchange-Traded Funds (Cost $25,666,826)				$25,820,027

PURCHASED OPTION			Notional
CONTRACTS — 0.3%	Strike Price	Contracts	Value	Value
Call Option Contracts — 0.3%
SPDR S&P 500 ETF Trust, 03/17/23	$395.00	200	$7,925,200	$147,200
SPDR S&P 500 ETF Trust, 04/21/23	410.00	275	10,897,150	133,375
Total Purchased Option Contracts (Cost $677,086)			$18,822,350	$280,575

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.3%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 4.40% (c)	1,009,924	$1,009,924
First American Government Obligations Fund - Class X, 4.37% (c)	1,232,412	1,232,412
Total Money Market Funds (Cost $2,242,336)		$2,242,336

Investments at Value — 98.8% (Cost $91,974,283)		$94,579,843

Other Assets in Excess of Liabilities — 1.2%		1,182,290

Net Assets — 100.0%		$95,762,133

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of February 28, 2023.

A/S - Aktieselskab

ADR - American Depositary Receipt

AG - Aktiengesellschaft

N.V. - Naamloze Vennootschap

plc - Public Limited Company

S.A. - Societe Anonyme

SE - Societe Europaea

S.p.A. - Societa per azioni

See accompanying notes to financial statements.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2023
ASSETS
Investments:
At cost	$91,974,283
At value (Note 2)	$94,579,843
Cash	511
Receivable for capital shares sold	1,727,210
Receivable for investment securities sold	20,350,652
Dividends	107,574
Tax reclaims receivable	1,742
Other assets	11,485
Total assets	116,779,017

LIABILITIES
Payable for capital shares redeemed	459,257
Payable for investment securities purchased	20,470,345
Payable to the Adviser (Note 4)	58,094
Payable to administrator (Note 4)	14,634
Accrued distribution fees (Note 4)	934
Other accrued expenses	13,620
Total liabilities	21,016,884

NET ASSETS	$95,762,133

NET ASSETS CONSIST OF:
Paid-in capital	$102,460,002
Accumulated deficit	(6,697,869)
NET ASSETS	$95,762,133

NET ASSET VALUE PER SHARE:
INVESTOR CLASS
Net assets applicable to Investor Class	$1,554,993
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	141,421
Net asset value, offering price and redemption price per share (Note 2)	$11.00

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$94,207,140
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,528,596
Net asset value, offering price and redemption price per share (Note 2)	$11.05

See accompanying notes to financial statements.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2023
INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $24,899)	$1,802,489

EXPENSES
Management fees (Note 4)	853,015
Administration fees (Note 4)	89,831
Fund accounting fees (Note 4)	44,485
Registration and filing fees	41,158
Legal fees	31,874
Transfer agent fees - Institutional Class (Note 4)	18,000
Transfer agent fees - Investor Class (Note 4)	12,000
Trustees’ fees and expenses (Note 4)	19,259
Shareholder reporting expense	18,470
Audit and tax services fees	16,910
Custodian and bank service fees	15,518
Compliance fees and expenses (Note 4)	12,567
Postage and supplies	8,343
Insurance expense	3,828
Distribution fees - Investor Class (Note 4)	2,842
Borrowing costs (Note 6)	750
Other expenses	25,915
Total Expenses	1,214,765
Fee reductions and expense reimbursement by the Adviser (Note 4)	(88,786)
Net Expenses	1,125,979

NET INVESTMENT INCOME	676,510

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized losses from:
Investment transactions	(7,143,695)
Foreign currency transactions	(152)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,590,208)
Foreign currency translation	(61)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(12,734,116)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,057,606)

See accompanying notes to financial statements.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	February 28,	February 28,
	2023	2022
FROM OPERATIONS
Net investment income	$676,510	$364,059
Net realized losses from:
Investment transactions	(7,143,695)	(1,889,349)
Foreign currency transactions	(152)	(351)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,590,269)	4,250,753
Net increase (decrease) in net assets resulting from operations	(12,057,606)	2,725,112

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investor Class	(4,381)	(2,772)
Institutional Class	(506,299)	(365,245)
Decrease in net assets from distributions to shareholders	(510,680)	(368,017)

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	1,101,743	892,113
Net asset value of shares issued in reinvestment of distributions to shareholders	4,381	2,772
Payments for shares redeemed	(251,761)	(89,685)
Net increase in Investor Class net assets from capital share transactions	854,363	805,200

Institutional Class
Proceeds from shares sold	58,518,038	39,522,452
Net asset value of shares issued in reinvestment of distributions to shareholders	505,883	365,216
Payments for shares redeemed	(32,438,634)	(15,504,692)
Net increase in Institutional Class net assets from capital share transactions	26,585,287	24,382,976

TOTAL INCREASE IN NET ASSETS	14,871,364	27,545,271

NET ASSETS
Beginning of year	80,890,769	53,345,498
End of year	$95,762,133	$80,890,769

See accompanying notes to financial statements.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended	Year Ended
	February 28,	February 28,
	2023	2022
CAPITAL SHARES ACTIVITY
Investor Class
Shares sold	94,984	68,431
Shares issued in reinvestment of distributions to shareholders	396	202
Shares redeemed	(21,599)	(7,007)
Net increase in shares outstanding	73,781	61,626
Shares outstanding at beginning of year	67,640	6,014
Shares outstanding at end of year	141,421	67,640

Institutional Class
Shares sold	4,969,005	3,030,556
Shares issued in reinvestment of distributions to shareholders	45,575	26,503
Shares redeemed	(2,769,081)	(1,196,884)
Net increase in shares outstanding	2,245,499	1,860,175
Shares outstanding at beginning of year	6,283,097	4,422,922
Shares outstanding at end of year	8,528,596	6,283,097

See accompanying notes to financial statements.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
INVESTOR CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended	Year Ended		Period Ended
	February 28,	February 28,		February 28,
	2023	2022		2021(a)
Net asset value at beginning of period	$12.69	$12.02		$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)(c)	0.06	0.04		(0.02)
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.71)	0.68		2.07
Total from investment operations	(1.65)	0.72		2.05
Less distributions from:
Net investment income	(0.04)	(0.05)		(0.03)
Net asset value at end of period	$11.00	$12.69		$12.02
Total return (d)	(13.03%)	5.95%		20.48	% (e)
Net assets at end of period (000’s)	$1,555	$858		$72
Ratios/supplementary data:
Ratio of total expenses to average net assets (f)	3.29%	6.96%		104.34	% (g)
Ratio of net expenses to average net assets (f)(h)	1.50%	1.50	% (i)	1.60	% (g)(i)
Ratio of net investment income (loss) to average net assets (c)(f)(h)	0.55%	0.30%		(0.16	%) (g)
Portfolio turnover rate	278%	130%		95	% (e)

(a)	Represents the period from the commencement of operations (March 31, 2020) through February 28, 2021.

(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying companies in which the Fund invests.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower had the Adviser not reduced management fees and reimbursed expenses (Note 4).

(e)	Not annualized.

(f)	Ratio does not include expenses of the investment companies in which the Fund invests.

(g)	Annualized.

(h)	Ratio was determined after management fees reductions and expense reimbursements (Note 4).

(i)	Includes costs to organize the Fund of less than 0.005% and 0.10% for the year ended February 28, 2022 and period ended February 28, 2021, respectively, which are excluded from the Expense Limitation Agreement (Note 4).

See accompanying notes to financial statements.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended	Year Ended		Period Ended
	February 28,	February 28,		February 28,
	2023	2022		2021(a)
Net asset value at beginning of period	$12.74	$12.04		$10.00
Income (loss) from investment operations:
Net investment income (b)(c)	0.09	0.07		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.72)	0.69		2.06
Total from investment operations	(1.63)	0.76		2.08
Less distributions from:
Net investment income	(0.06)	(0.06)		(0.04)
Net asset value at end of period	$11.05	$12.74		$12.04
Total return (d)	(12.82%)	6.29%		20.80	% (e)
Net assets at end of period (000’s)	$94,207	$80,032		$53,273
Ratios/supplementary data:
Ratio of total expenses to average net assets (f)	1.33%	1.40%		1.93	% (g)
Ratio of net expenses to average net assets (f)(h)	1.25%	1.26	% (i)	1.35	% (g)(i)
Ratio of net investment income to average net assets (c)(f)(h)	0.76%	0.54%		0.20	% (g)
Portfolio turnover rate	278%	130%		95	% (e)

(a)	Represents the period from the commencement of operations (March 31, 2020) through February 28, 2021.

(b)	Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying companies in which the Fund invests.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower had the Adviser not reduced management fees and reimbursed expenses (Note 4).

(e)	Not annualized.

(f)	Ratio does not include expenses of the investment companies in which the Fund invests.

(g)	Annualized.

(h)	Ratio was determined after management fees reductions and expense reimbursements (Note 4).

(i)	Includes costs to organize the Fund of 0.01% and 0.10% for the year ended February 28, 2022 and period ended February 28, 2021, respectively, which are excluded from the Expense Limitation Agreement (Note 4).

See accompanying notes to financial statements.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2023

1. Organization

Blueprint Adaptive Growth Allocation Fund (formerly Blueprint Growth Fund) (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on March 31, 2020.

The investment objective of the Fund is to seek capital appreciation while managing risk.

The Fund currently offers two classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and requiring a $5,000 initial investment) and Institutional Class shares (sold without any sales loads and distribution and/or shareholder servicing fees and requiring a $15,000 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Regulatory update – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund was required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted Rule 18f-4 and are currently adhering to the requirements.

Securities valuation – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities, including common stocks and exchange-traded funds (“ETFs”), on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Option contracts are valued at the

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

closing price on the exchanges on which they are primarily traded; if no closing price is available at the time of valuation, the option will be valued at the mean of the closing bid and ask prices for that day. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value as determined by Blueprint Fund Management, LLC (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s investments and the level of inputs used to value the investments as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$66,236,905	$—	$—	$66,236,905
Exchange-Traded Funds	25,820,027	—	—	25,820,027
Purchased Option Contracts	280,575	—	—	280,575
Money Market Funds	2,242,336	—	—	2,242,336
Total	$94,579,843	$—	$—	$94,579,843

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended February 28, 2023.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Cash – The Fund’s cash, if any, is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the Federal Deposit Insurance Corporation. The Fund maintains these balances with a high quality financial institution and may incur charges on cash overdrafts.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to the Class of shares of the Fund based upon its proportionate share of total net assets of the Fund. Distribution fees, registration and filing fees and transfer agent fees are class specific expenses.

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains on an annual basis. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Fund during the years ended February 28, 2023 and 2022, was ordinary income.

Purchased option contracts – The Fund may use option contracts in any manner consistent with its investment objectives and as long as its use is consistent with relevant provisions of the Investment Company Act of 1940, as amended (the “1940 act”). The Fund may use options for speculative purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which the Fund invests. When the Fund purchases a call or put option, an amount equal to the total premium (the premium plus the commission) paid by the Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options which expire are treated

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

as realized losses. Premiums paid in the purchase of call options which are exercised increase the cost of the security purchased. Premiums paid in the purchase of put options which are exercised decrease the proceeds used to calculate the realized capital gain or loss on the sale of the security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year equal to at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2023:

Cost of investments	$92,271,836
Gross unrealized appreciation	$3,942,390
Gross unrealized depreciation	(1,634,383)
Net unrealized appreciation	2,308,007
Net unrealized depreciation on foreign currency translation	(61)
Undistributed ordinary income	115,292
Accumulated capital and other losses	(9,121,107)
Accumulated deficit	$(6,697,869)

The difference between the federal income tax cost of investments and the financial statement cost of investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and adjustments to basis for grantor trusts.

As of February 28, 2023, the Fund had short-term capital loss carryforwards of $9,121,107 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended February 28, 2023, the Fund did not incur any interest of penalties.

3. Investment Transactions

During the year ended February 28, 2023, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $265,724,163 and $238,201,408, respectively.

4. Transactions with Related Parties

ADVISORY AND SUB-ADVISORY AGREEMENTS

Pursuant to the terms of the Advisory Agreement the Adviser serves as the investment adviser to the Fund. The Adviser provides the Fund with the selection of a sub-investment advisor and the compliance and managerial oversight of that sub-adviser and its services to the Fund. The Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of average daily net assets.

Blueprint Investment Partners, LLC (the “Sub-Adviser”) serves as the Funds sub-adviser. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. For its services, the Adviser pays the Sub-Adviser an investment sub-advisory fee computed at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund does not directly pay the sub-advisory fee.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has agreed contractually, until June 30, 2024, to reduce its management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, costs to organize the Fund, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to 1.50% and 1.25% of average daily net assets for Investor Class and Institutional Class shares, respectively. Accordingly, during the year ended February 28, 2023, the Adviser reduced its management fees in the amount of $88,786.

Management reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(exclusive of such reductions and reimbursements) to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2024, the agreement may not be modified or terminated without the approval of the Board. After June 30, 2024, the ELA may continue from year-to-year provided such continuance is approved by the Board. The ELA may be terminated by the Adviser, or the Board, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other parties as set forth in the ELA. As of February 28, 2023, the Adviser may seek repayment of expense reimbursements no later than the dates below:

February 29, 2024	$141,841
February 28, 2025	113,574
February 28, 2026	88,786
Total	$344,201

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act which permits Investor Class shares of the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s Investor Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to Institutional Class shares. During the year ended February 28, 2023, Investor Class shares of the Fund incurred $2,842 of distribution fees under the Plan.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Effective October 17, 2022, each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the 1940 Act, as amended) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid quarterly and the Audit Committee Chairperson who receives $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 17, 2022, no additional annual retainer was specifically designated for the Audit Committee Chairperson.

PRINCIPAL HOLDERS OF FUND SHARES

As of February 28, 2023, the following shareholders owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNERS	% OWNERSHIP
Investor Class
TD Ameritrade, Inc. (for the benefit of its customers)	87%

Institutional Class
TD Ameritrade, Inc. (for the benefit of its customers)	51%
National Financial Services, LLC (for the benefit of its customers)	25%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivative Transactions

The location on the Statement of Assets and Liabilities of the derivative positions of the Fund are as follows:

			Fair Value		Average Monthly
Notional Value
During the Year
Ended
			Asset	Liability	February 28,
Type of Derivative	Risk	Location	Derivatives	Derivatives	2023*
Equity call options purchased	Equity	Investments in securities at value	$280,575	$—	$17,588,131

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Realized and unrealized gains and losses associated with transactions in derivative instruments for the Fund during the year ended February 28, 2023 are recorded in the following locations on the Statement of Operations:

					Change in
					Unrealized
					Appreciation
Type of Derivative	Risk	Location	Realized Losses	Location	(Depreciation)
Equity call options purchased	Equity	Net realized gains (losses) on investment transactions	$(264,055)	Net change in unrealized appreciation (depreciation) on investments	$(396,511)

6. Borrowing Costs

From time to time, the Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the year ended February 28, 2023, the Fund incurred $750 of borrowing costs by the custodian.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Investment in Other Investment Companies

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of February 28, 2023, the Fund had 27.0% of the value of its net assets invested in ETFs.

9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Blueprint Adaptive Growth Allocation Fund and

Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blueprint Adaptive Growth Allocation Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 28, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, the related notes, and the financial highlights for the two years in the period then ended and from March 31, 2020 (commencement of operations) through February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in net assets for the two years in the period then ended, and the financial highlights for the two years in the period then ended and from March 31, 2020 (commencement of operations) through February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

April 27, 2023

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2022) and held until the end of the period (February 28, 2023).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value		Expenses
	September 1,	February 28,	Net Expense	Paid During
	2022	2023	Ratio(a)	Period(b)
Investor Class
Based on Actual Fund Return	$1,000.00	$953.00	1.50%	$7.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	1.50%	$7.50

Institutional Class
Based on Actual Fund Return	$1,000.00	$953.40	1.25%	$6.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

(a)	Annualized, based on the most recent one-half year expenses.

(b)	Expenses are equal to the annualized net expense ratio of each Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-983-4525, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-983-4525, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-866-983-4525. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website www.blueprintmutualfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100.00% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s period ended February 28, 2023, 100.00% of ordinary income dividends qualifies for the corporate dividends received deduction.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Interested Trustees:
David K. James*^ Year of Birth: 1970	2023 to present October 2021 to April 2023 July 2021 to October 2022	Trustee (2023 to present) Assistant Secretary Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018)	32	n/a
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	32	n/a
David M. Deptula^ Year of Birth: 1958	Since 2012	Trustee (2012 to present)	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016	32	n/a

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2012)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to present); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	32	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	32	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	32	n/a

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section (2)(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s Administrator, Transfer Agent, and Distributor. Mr. James was Assistant Secretary from October 2021 to present and Secretary July 2021 to October 2022.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Todd E. Heim^ Year of Birth: 1967	2021 to present 2014 to 2021	President Vice President	Vice President , Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager with Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017)
Jennifer L. Leamer^ Year of Birth: 1976	2014 to present April 2014 to October 2014	Treasurer Assistant Treasurer	Senior Vice President of Fund Accounting (2020 to present) and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Assistant Treasurer	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	January 2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Natalie S. Anderson^ Year of Birth: 1975	2016 to present	Assistant Secretary	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (2019 to 2021); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019)
Martin Dean^ Year of Birth: 1963	2020 to present 2019 to 2020 2016 to 2017	Assistant Chief Compliance Officer Interim Chief Compliance Officer Assistant Chief Compliance Officer	Senior Vice President, Head of Fund Compliance (2020 to present) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-866-983-4525.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Blueprint Fund Management, LLC (the “Adviser” or “Blueprint Management”) for an additional one-year term (the “Advisory Agreement”) and the Sub-Advisory Agreement between Blueprint Management and Blueprint Partners, LLC (the “Sub-Adviser” or “Blueprint Partners”), on behalf of the Fund, for an additional one-year term (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Blueprint Advisor Agreements”)). The Board approved the Agreement at a meeting held on January 17-18, 2023, at which all of the Trustees were present.

In deciding on whether to approve the continuation of the Advisory Agreement, the Board recalled its review of the materials related to the Fund and Blueprint Management at the meeting and throughout the life of the Fund and its numerous discussions with Trust management and Blueprint Management about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including the following:

The nature, extent, and quality of the services provided by the Adviser.

The investment performance of the Fund.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The nature, extent, and quality of the services provided by the Sub-Adviser.

The investment performance of the Fund.

The costs of the services provided and profits realized by the Sub-Adviser and its affiliates from its relationship with the Fund.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

After further discussion of the factors noted above and in reliance on the information provided by Blueprint Management, Blueprint Partners and Trust management, and taking into account the totality of all the factors discussed and information presented at the meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Blueprint Advisory Agreements. It was noted that in the Trustees’ deliberations regarding the approval of renewal the Blueprint Advisory Agreements, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the continuance of the Blueprint Advisory Agreements were in the best interests of the Fund and its shareholders.

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 17 – 18, 2022 Board meeting and covered the period from June 1, 2021 to May 31, 2022 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

Blueprint-AR-23

HVIA EQUITY FUND

INSTITUTIONAL CLASS (HVEIX)

Managed by
Hudson Valley Investment Advisors, Inc.

ANNUAL REPORT
February 28, 2023

HVIA EQUITY FUND LETTER TO SHAREHOLDERS	February 28, 2023

HVIA Fund Year End Review for the Period Ending February 28, 2023

The HVIA Equity Fund (“HVEIX” or the “Fund”) launched on October 31st 2016. The Fund’s focus is on using a G.A.R.P. investment framework to determine suitable investments. This acronym is “Growth at a Reasonable Price” which focuses on investing in equities that trade at a discount to their expected growth rate. In our experience using this investment philosophy, we’ve come to realize that the process does not fit neatly into months, quarters, or years but is expected to outperform over the longer term.

Investment Environment

HVEIX recorded a yearly decline of – 8.62% compared to -7.69% for the S&P 500. The year was one of the most volatile investment years that we’ve seen in a long time as evidenced by the near-record number of 1% daily moves in the S&P 500. The volatility was due to a number of factors including the Ukraine conflict, increased inflation, Chinese zero-Covid policies and the continued healing of supply chains. Although all of these are separate issues, in reality they all are inter-related and all impacted the economy and markets.

The Ukraine-Russian conflict began in the early part of 2022 and it became the first land war in Europe since World War II. The conflict helped intensify inflationary worries as commodities from grains to energy either were severely reduced or prevented from reaching global markets. Notwithstanding the supply issues, overall economic growth remained robust both in the U.S. and abroad which only increased the pressure on supply chains and helped to drive up prices.

As the year progressed inflationary levels continued to move higher and the Federal Reserve and the EU were late to address the issue. Initially, the Federal Reserve believed the inflation issues were transitory given the supply chain issues resulting from COVID and the Ukraine conflict. As the year progressed, however, it became apparent that inflation was embedded in goods, housing and labor. The Federal Reserve embarked on its most aggressive rate hike campaign in over 25 years with the Federal Funds rate reaching 4.75% by year end. The rate hikes helped to reduce inflation from its peak but, initially, did not have the desired effect of slowing the economy as GDP growth actually accelerated into year end. Inflation has been reduced from its peak of 9.7% to the 4% level in early 2023 but it remains above the Fed’s target rate of 2%. We expect inflation to remain above this 2% target rate in the near-term which likely will produce more volatility as we move forward.

Internationally, China maintained a zero-Covid policy which dampened growth but also prevented inflation from reaching even higher levels (less overall demand from China). As China lifted its zero-COVID policy, demand began to increase and we expect even higher demand in 2023.

Despite the various shocks, imbalances and higher rate expectations markets appear to have bottomed and, in fact, have trended higher since the start of 2023. The yield curve, however, remains in negative territory which historically has been a good predictor of recessions. It remains unclear whether a recession will occur over the short term as demand remains

1

strong. We remain cautiously optimistic as the markets have held up relatively well coming off the lows experienced in October of 2022. We continue to believe that as we move further into 2023, overall earnings will not be as negatively impacted as believed and investor focus will shift to 2024.

Outlook

At HVIA, we expect continued GDP growth and lower overall inflation. Inflation, however, is likely to remain above the Fed’s desired level. We also expect an improving environment in both the European and Chinese economies in the near-term. Longer term, we have reservations as to the durability of these economies. Domestically, reshoring to the U.S., increased investment in clean energy and enhanced productivity growth remain key trends to follow.

As we begin 2023, we are transitioning our portfolio as we will take positions in more companies that meet our investment criteria in order to reduce portfolio concentration risk. We believe individual stock picking is becoming more relevant as we transition from historically low interest rates and investor focus shifts more to cash flows and quality companies with strong balance sheets. We foresee a period of productivity innovation as the slower population growth rate and the limited number of available workers lays the groundwork for increased technology investment to replace labor. The U.S. remains a leader in technology innovation and, despite the political rhetoric, our immigration policies remain better than other nations. The innovation period we envision could end up being comparable to the growth experienced in the “Roaring 20’s” as US growth outpaces that of the rest of the world and we maintain our position as the innovation leader.

Consumers are expected to continue spending on services that are focused on experiences. In addition, there is still pent up demand for autos and monies allocated for government infrastructure and investment in green energy. We also are aware of the monies at the state and local level available for projects and further investment. Many Wall St. analysts have underestimated growth, revenues and margins for a number of quarters and believe this may continue due to the vast amount of stimulus dollars still in the pipeline. Again, as we move through 2023, we are anticipating continued strong demand for travel, housing and all things associated with entertainment as individual purchasing power should remain strong given the low unemployment levels.

We are strong believers that corporate earnings are a major factor which drives equity markets. The earnings projection at the start of 2023 remains slightly higher than 2022 levels and we anticipate an upward bias to earnings growth as we move into the second half of 2023 which should become reflected in valuations. Multiples do remain near historical median levels but risks from geopolitical and interest rate volatility could lower investment multiples over the longer term. The current S&P500 earnings per share expectations, as per Factset estimates, for 2023 are $225 dollars and $248 dollars for 2024. We expect continued volatility given elevated interest rates and higher than desired inflation levels but we do believe that equities will be at higher levels as we move over the next 12 to 18 months.

2

Investment Performance

We invest with an eye for the longer term, which means over greater than 18 months. We focus on companies that are showing improving asset utilization, margin expansion, and efficient capital allocation. The net effect is a portfolio of companies that trend toward an improving Return on Equity, (which is a measure of how well a company uses investments to generate earnings), but trade at a discount to their expected growth or that of the industry group.

For the year ending February 28, 2023, HVEIX was down – 8.62% compared to -7,69% for the S&P 500 total return over the same period. Performance was negative as the majority of industry sectors, with the exception of Energy, had negative returns. Heading into 2022 we maintained overweight positions in communication services and technology which had the highest growth and market multiples but also the worst performance. Over the 12-month period our top performing names included energy names Exxon, and Schlumberger with returns of 45.2% and 36.9% respectively. Another strong performer was United Rentals which benefitted from the significant amount of construction to support reshoring and returned 35.6%.

Our performance was hurt by former strong performers in technology such as Meta which was down 56.98% and Amazon down 28.6% while biotechnology company Illumina dropped 39.0% over the same time period. Although each of these companies maintains solid long-term growth prospects, they traded at earnings multiples higher than the market average and when their near-term earnings expectations decelerated, they experienced multiple re-ratings.

As we move further into 2023 our expectations are for a more idiosyncratic investment return profile in which individual stock picking and lower overall index returns may be the norm just as it was before the great financial crisis.

Fund Operations

Over the past 12 months ending February 28, 2023, the Fund had assets of $35.7 million, with gross inflows of approximately $6.7 million over the period.

We do not employ soft dollar arrangements for the Fund portfolio and our expectation is for continued low turnover, which is evidenced by the Fund’s turnover rate of approximately 10% over the period covered by this report.

Sincerely,

Gustave J. Scacco	Ron Mayfield
Portfolio Manager	Co-Portfolio Manager

3

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end is available by calling 1-888-209-8710.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.hviafunds.com or call 1-888-209-8710 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2023, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

4

HVIA EQUITY FUND
PERFORMANCE INFORMATION
February 28, 2023 (Unaudited)

Comparison of the Change in Value of a $25,000 Investment in
HVIA Equity Fund - Institutional Class versus the S&P 500® Index

Average Annual Total Returns
(for the period ended February 28, 2023)

			Since
	1 Year	5 Years	Inception(b)
HVIA Equity Fund - Institutional Class(a)	-8.62%	10.04%	12.64%
S&P 500® Index(c)	-7.69%	9.82%	11.98%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on October 3, 2016.

(c)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

5

HVIA EQUITY FUND
PORTFOLIO INFORMATION
February 28, 2023 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings
% of
Security Description	Net Assets
NVIDIA Corporation	3.9%
Microsoft Corporation	3.5%
KLA Corporation	3.3%
Exxon Mobil Corporation	2.9%
Advanced Micro Devices. Inc.	2.8%
AutoZone, Inc.	2.8%
Nucor Corporation	2.8%
AbbVie, Inc.	2.8%
CSX Corporation	2.7%
United Rentals, Inc.	2.6%

6

HVIA EQUITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2023
COMMON STOCKS — 94.9%	Shares	Value
Communications — 4.4%
Entertainment Content — 1.3%
Walt Disney Company (The) (a)	4,585	$456,712

Internet Media & Services — 2.4%
Alphabet, Inc. - Class C (a)	9,300	839,790

Telecommunications — 0.7%
Verizon Communications, Inc.	6,485	251,683

Consumer Discretionary — 8.1%
E-Commerce Discretionary — 1.3%
Amazon.com, Inc. (a)	4,800	452,304

Home Construction — 1.1%
Lennar Corporation - Class A	4,000	386,960

Leisure Facilities & Services — 2.5%
Chipotle Mexican Grill, Inc. (a)	370	551,700
Starbucks Corporation	3,200	326,688
		878,388
Retail - Discretionary — 3.2%
AutoZone, Inc. (a)	400	994,616
Home Depot, Inc. (The)	430	127,512
		1,122,128
Consumer Staples — 6.6%
Beverages — 1.4%
PepsiCo, Inc.	2,850	494,561

Food — 1.1%
Mondel z International, Inc. - Class A	5,850	381,303

Household Products — 0.2%
Estée Lauder Companies, Inc. (The) - Class A	350	85,067

Retail - Consumer Staples — 2.4%
Dollar General Corporation	3,900	843,570

Wholesale - Consumer Staples — 1.5%
Sysco Corporation	7,000	521,990

7

HVIA EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.9% (Continued)	Shares	Value
Energy — 8.4%
Oil & Gas Producers — 7.0%
Coterra Energy, Inc.	18,900	$471,933
Devon Energy Corporation	9,850	531,112
Enbridge, Inc.	12,006	450,465
Exxon Mobil Corporation	9,250	1,016,667
		2,470,177
Oil & Gas Services & Equipment — 1.4%
Schlumberger Ltd.	9,252	492,299

Financials — 10.5%
Banking — 3.9%
Bank of America Corporation	20,365	698,519
JPMorgan Chase & Company	4,713	675,609
		1,374,128
Institutional Financial Services — 2.2%
Morgan Stanley	8,050	776,825

Insurance — 2.3%
Marsh & McLennan Companies, Inc.	5,000	810,700

Specialty Finance — 2.1%
American Express Company	4,100	713,359

Health Care — 11.6%
Biotech & Pharma — 4.9%
AbbVie, Inc.	6,300	969,570
Eli Lilly & Company	1,500	466,830
Pfizer, Inc.	7,000	283,990
		1,720,390
Health Care Facilities & Services — 2.4%
UnitedHealth Group, Inc.	1,800	856,692

Medical Equipment & Devices — 4.3%
Danaher Corporation	2,650	655,954
Illumina, Inc. (a)	1,150	229,080
PerkinElmer, Inc.	2,114	263,341
Thermo Fisher Scientific, Inc.	675	365,688
		1,514,063
Industrials — 9.6%
Engineering & Construction — 2.0%
Fluor Corporation (a)	19,366	710,151

8

HVIA EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.9% (Continued)	Shares	Value
Industrials — 9.6% (Continued)
Industrial Intermediate Products — 0.6%
Chart Industries, Inc. (a)	1,650	$220,275

Industrial Support Services — 2.6%
United Rentals, Inc.	1,929	903,795

Machinery — 1.4%
Lincoln Electric Holdings, Inc.	3,000	503,790

Transportation & Logistics — 3.0%
CSX Corporation	30,790	938,787
Southwest Airlines Company	3,150	105,777
		1,044,564
Materials — 4.0%
Chemicals — 1.2%
Sherwin-Williams Company (The)	1,785	395,110

Steel — 2.8%
Nucor Corporation	5,940	994,593

Real Estate — 5.3%
REITs — 5.3%
American Tower Corporation	1,500	297,015
Prologis, Inc.	4,800	592,320
Simon Property Group, Inc.	4,480	546,963
Weyerhaeuser Company	14,196	443,625
		1,879,923
Technology — 23.6%
Semiconductors — 10.0%
Advanced Micro Devices, Inc. (a)	12,792	1,005,195
KLA Corporation	3,050	1,157,109
NVIDIA Corporation	5,900	1,369,744
		3,532,048
Software — 5.5%
Adobe, Inc. (a)	1,050	340,147
Microsoft Corporation	4,935	1,230,888
Salesforce, Inc. (a)	2,250	368,123
		1,939,158
Technology Hardware — 6.7%
Apple, Inc.	5,815	857,189
Ciena Corporation (a)	15,750	759,465
Cisco Systems, Inc.	15,156	733,854
		2,350,508

9

HVIA EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.9% (Continued)	Shares	Value
Technology — 23.6% (Continued)
Technology Services — 1.4%
Visa, Inc. - Class A	2,200	$483,868

Utilities — 2.8%
Electric Utilities — 2.8%
AES Corporation (The)	15,150	373,902
Duke Energy Corporation	6,580	620,231
		994,133

Total Common Stocks (Cost $23,376,492)		$33,395,005

MONEY MARKET FUNDS — 5.0%	Shares	Value
First American Government Obligations Fund - Class X, 4.37% (b) (Cost $1,748,751)	1,748,751	$1,748,751

Investments at Value — 99.9% (Cost $25,125,243)		$35,143,756

Other Assets in Excess of Liabilities — 0.1%		34,220

Net Assets — 100.0%		$35,177,976

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of February 28, 2023.

See accompanying notes to financial statements.

10

HVIA EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2023
ASSETS
Investments in securities:
At cost	$25,125,243
At value (Note 2)	$35,143,756
Receivable for capital shares sold	3,455
Dividends receivable	45,752
Other assets	7,699
TOTAL ASSETS	35,200,662

LIABILITIES
Payable for capital shares redeemed	194
Payable to Adviser (Note 4)	8,745
Payable to administrator (Note 4)	8,244
Other accrued expenses	5,503
TOTAL LIABILITIES	22,686

NET ASSETS	$35,177,976

NET ASSETS CONSIST OF:
Paid-in capital	$25,312,817
Distributable earnings	9,865,159
NET ASSETS	$35,177,976

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$35,177,976
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	1,937,273

Net asset value, offering price and redemption price per share (Note 2)	$18.16

See accompanying notes to financial statements.

11

HVIA EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2023
INVESTMENT INCOME
Dividends	$635,838
Foreign withholding taxes on dividends	(4,629)
TOTAL INVESTMENT INCOME	631,209

EXPENSES
Management fees (Note 4)	261,354
Administration fees (Note 4)	35,297
Fund accounting fees (Note 4)	35,089
Legal fees	28,130
Registration and filing fees	22,276
Trustees’ fees and expenses (Note 4)	19,314
Transfer agent fees (Note 4)	18,937
Audit and tax services fees	16,911
Compliance fees and expenses (Note 4)	12,392
Shareholder reporting expense	9,251
Custody and bank service fees	7,970
Postage and supplies	4,956
Insurance expense	3,509
Other expenses	17,603
TOTAL EXPENSES	492,989
Less fee reductions by the Adviser (Note 4)	(143,339)
NET EXPENSES	349,650

NET INVESTMENT INCOME	281,559

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	1,562,908
Foreign currency transactions	(80)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,241,648)
Foreign currency translations	(160)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(3,678,980)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,397,421)

See accompanying notes to financial statements.

12

HVIA EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	February 28,	February 28,
	2023	2022
FROM OPERATIONS
Net investment income	$281,559	$33,626
Net realized gains (losses) from:
Investments	1,562,908	1,530,311
Foreign currency transactions	(80)	(326)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,241,648)	3,049,260
Foreign currency translation	(160)	26
Net increase (decrease) in net assets resulting	(3,397,421)	4,612,897

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(2,911,317)	(1,033,718)

CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	6,716,847	6,829,941
Net asset value of shares issued in reinvestment of distributions to shareholders	173,744	8,401
Payments for shares redeemed	(3,135,479)	(3,095,580)
Net increase in Institutional Shares net assets from capital share transactions	3,755,112	3,742,762

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,553,626)	7,321,941

NET ASSETS
Beginning of year	37,731,602	30,409,661
End of year	$35,177,976	$37,731,602

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	345,964	309,929
Shares reinvested	9,900	350
Shares redeemed	(159,642)	(138,606)
Net increase in shares outstanding	196,222	171,673
Shares outstanding at beginning of year	1,741,051	1,569,378
Shares outstanding at end of year	1,937,273	1,741,051

See accompanying notes to financial statements.

13

HVIA EQUITY FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	Feb. 28,	Feb. 28,	Feb. 28,		Feb. 29,	Feb. 28,
	2023	2022	2021		2020	2019
Net asset value at beginning of year	$21.67	$19.38	$14.00		$13.28	$13.17

Income (loss) from investment operations:
Net investment income	0.15	0.02	0.02		0.06	0.09
Net realized and unrealized gains (losses) on investments and foreign currencies	(2.08)	2.88	5.45		0.76	0.43
Total from investment operations	(1.93)	2.90	5.47		0.82	0.52

Less distributions from:
Net investment income	(0.13)	(0.03)	(0.00	) (a)	(0.07)	(0.08)
Net realized gains	(1.45)	(0.58)	(0.09)		(0.03)	(0.33)
Total distributions	(1.58)	(0.61)	(0.09)		(0.10)	(0.41)

Net asset value at end of year	$18.16	$21.67	$19.38		$14.00	$13.28

Total return (b)	(8.62%)	14.66%	39.10%		6.11%	4.34%

Net assets at end of year (000’s)	$35,178	$37,732	$30,410		$20,229	$17,929

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.40%	1.35%	1.59%		1.76%	1.86%
Ratio of net expenses to average net assets (c)	0.99%	0.99%	0.99%		0.99%	0.99%
Ratio of net investment income to average net assets (c)	0.80%	0.09%	0.13%		0.42%	0.70%
Portfolio turnover rate	30%	11%	11%		16%	29%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced management fees and/or reimbursed expenses.

(c)	Ratio was determined after management fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

14

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2023

1. Organization

HVIA Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek growth at a reasonable price.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $25,000 initial investment requirement). As of February 28, 2023, the Investor Class shares (to be sold without any sales load, but subject to a distribution fee of up to 0.25% of the class’s average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its common stocks on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other registered open-end investment companies that are not listed on an exchange, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. The Fund values securities traded in the over-the-counter market at the last sale price, if available, otherwise at the most recently quoted mean price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value as determined by Hudson Valley Investment Advisors, Inc. (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors:

a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

15

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the level of inputs used to value the investments as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$33,395,005	$—	$—	$33,395,005
Money Market Fund	1,748,751	—	—	1,748,751
Total	$35,143,756	$—	$—	$35,143,756

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not have any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended February 28, 2023.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

16

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

C.	The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Cash – The Fund’s cash, if any, is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the Federal Deposit Insurance Corporation. The Fund maintains these balances with a high-quality financial institution and may incur charges on cash overdrafts.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

17

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the years ended February 28, 2023 and 2022 was as follows:

	Ordinary	Long-Term	Total
Years Ended	Income	Capital Gains	Distributions
February 28, 2023	$244,467	$2,666,850	$2,911,317
February 28, 2022	$116,306	$917,412	$1,033,718

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2023:

Tax cost of investments	$25,125,243
Gross unrealized appreciation	$11,161,932
Gross unrealized depreciation	(1,143,419)
Net unrealized appreciation	10,018,513
Net unrealized depreciation on foreign currency translations	(131)
Undistributed ordinary income	48,434
Accumulated capital and other losses	(201,657)
Distributable earnings	$9,865,159

18

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Capital losses incurred after October 31, 2022 are deemed to arise on the first day of the Fund’s next taxable year. For the year ended February 28, 2022, the Fund deferred post-October losses of $201,657 to March 1, 2023 for income tax purposes.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the year ended February 28, 2023, the Fund did not incur any interest of penalties.

3. Investment Transactions

During the year ended February 28, 2023, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $11,659,426 and $10,259,838, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at the annual rate of 0.74% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until July 1, 2024, to reduce management fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expense on securities sold short, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of average daily net assets of the Institutional Class shares and 1.24% of the average daily net assets of the Investor class shares. Accordingly, the Adviser reduced its management fees in the amount of $143,339 during the year ended February 28, 2023.

Under the terms of the ELA, management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii)

19

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 28, 2023, the Adviser may seek repayment of management fee reductions and expense reimbursements in the amount of $432,499 no later than the dates listed below:

February 29, 2024	$154,656
February 28, 2025	134,504
February 28, 2026	143,339
Total	$432,499

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is currently compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Effective October 17, 2022, each member of the Board ( a “Trustee”) who is not an “interested person” (as defined by the 1940 Act) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid quarterly and the Audit Committee Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 17, 2022, no additional annual retainer was specifically designated for the Audit Committee Chairperson.

PRINCIPAL HOLDER OF FUND SHARES

As of February 28, 2023, the following shareholder owned of record more than 25% of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Pershing, LLC (for the benefit of its customers)	99.7%

20

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

21

HVIA EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of HVIA Equity Fund and

Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of HVIA Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 28, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

April 27, 2023

22

HVIA EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2022) and held until the end of the period (February 28, 2023).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

HVIA EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending
	Account Value	Account Value		Expenses
	September 1,	February 28,	Net Expense	Paid During
Institutional Class	2022	2023	Ratio (a)	Period (b)
Based on Actual Fund Return	$1,000.00	$1,017.60	0.99%	$4.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.89	0.99%	$4.96

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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HVIA EQUITY FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll- free 1-888-209-8710, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-209-8710, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-209-8710. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website www.hviafunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended February 28, 2023, the Fund designated $2,666,850 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

25

HVIA EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Interested Trustees:
David K. James*^ Year of Birth: 1970	2022 to present October 2021 to April 2022 July 2021 to October 2022	Trustee Assistant Secretary Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018)	32	n/a
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	32	n/a

26

HVIA EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula^ Year of Birth: 1958	Since 2012	Trustee (2012 to present)	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016	32	n/a
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2012)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/ Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	32	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	32	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	32	n/a

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section (2)(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s Administrator, Transfer Agent, and Distributor. Mr. James was Assistant Secretary from October 2021 to April 2022 and Secretary from July 2021 to October 2022.

27

HVIA EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim^ Year of Birth: 1967	2021 to present 2014 to 2021	President Vice President	Vice President , Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager with Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017)
Jennifer L. Leamer^ Year of Birth: 1976	2014 to present April 2014 to October 2014	Treasurer Assistant Treasurer	Senior Vice President of Fund Accounting (2020 to present) and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Assistant Treasurer	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	January 2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Natalie S. Anderson^ Year of Birth: 1975	2016 to present	Assistant Secretary	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC

28

HVIA EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (2019 to 2021); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019)
Martin Dean^ Year of Birth: 1963	2020 to present 2019 to 2020 2016 to 2017	Assistant Chief Compliance Officer Interim Chief Compliance Officer Assistant Chief Compliance Officer	Senior Vice President, Head of Fund Compliance (2020 to present) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-888-209-8710.

29

HVIA EQUITY FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 17 – 18, 2022 Board meeting and covered the period from June 1, 2021 to May 31, 2022 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

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HVIA-AR-23

NIA IMPACT SOLUTIONS FUND

ANNUAL REPORT

February 28, 2023

NIA IMPACT SOLUTIONS FUND
LETTER TO SHAREHOLDERS (Unaudited)	February 28, 2023

Dear Shareholder,

We hope this letter finds you staying well. We are proud to have launched the Nia Impact Solutions Fund (NIAGX) on May 10, 2022. Since that date, the fund returned 3.16% through February 28th while the MSCI ACWI IMI index returned 2.60%. Nia’s top performing sectors were Industrials, Technology, and Healthcare. Sectors that detracted the most from relative performance were Finance and Utilities. For this period, the traditional Energy sector was also a relative detractor as Nia portfolios avoid exposure to fossil fuels, favoring clean energy solutions. The top three positive contributing holdings were First Solar, Inc., AECOM, and Gilead Sciences, Inc. The three individual holdings that detracted the most from performance were Azure Power Global, Ltd., GSK plc, and Digital Realty Trust, Inc. Detailed performance explanations for these names are included below, as well as their total return and total attribution effect.

Our Investment Approach

Nia invests at the intersection of environmental sustainability and social justice. To that end, our investment approach begins by considering what technologies, products and services are needed for the shift toward a more just, sustainable, and inclusive economy. In this process we define the primary threats to people and our planet, our society, resources, and way of life. We examine the issues that could disrupt both human economies and their underlying ecosystems. We focus on the solutions to these risks which include global warming, extreme weather, resource scarcity, increasing population, infectious diseases, growing inequalities, access to financial capital, and access to healthy food and water. In seeking portfolio companies, we identify the technologies, approaches, and innovative businesses with the highest potential for addressing and mitigating these risks, and in doing so, providing an economic return for our investors.

Companies that meet our top down criteria for solutions themes, gender equality and sustainability are evaluated using traditional bottoms up investment analysis. We consider companies’ financial strength by reviewing leverage, cash flows, and sensitivity to interest and debt coverage. While the most important financial characteristics can vary across sectors and within industries, we review key income statement items, such as revenues, margin contribution, and cash flow. And where our ratio analysis screens for underappreciated strengths and weaknesses, we use valuation analysis to assess and select those companies that may be underappreciated by the market.

Investment Environment

Most company stock prices began January 2022 at what would become their (calendar year) 52-week high. Concerns over the slowing economy and the Federal Reserve’s commitment to increasing interest rates immediately cast a shadow, sending market indices from a peak in November 2021, down for the most dramatic first-half bear market performance in decades. Against this recession-leaning backdrop, the Nia Impact Solutions mutual fund launched on May 10th.

During this period through February 2023, several important geopolitical themes stand out for their impact on the economic and market environment. Especially salient were China’s strict “zero Covid” policies, the enforcement of which closed many factories in China, shaking the global supply chain. China’s internal policies contributed to their domestic economic slowdown. Russian territorial aggression in Ukraine and the cozy relationship between Xi and Putin propelled an

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unexpected strengthening and expansion of Western political alliances. In response to the Russian war in Ukraine, Europe is now moving more quickly to achieve energy independence from Russia. Sanctions against Russia, in combination with many extreme climate events across the globe have catalyzed the case for urgently developing alternate sources of energy, including many of the clean energy solutions in which Nia invests.

The US bipartisan passage of the climate change bill and the CHIPS act, providing $280B in new funding to build out national semiconductor manufacturing, reflect the high importance of addressing issues of economic and geopolitical security, as well as climate change within the United States. In China, political demonstrations appeared to force an abrupt end to the zero Covid policy toward the end of 2022. While Xi’s collaboration with Putin and growing tension with Taiwan had already cemented efforts towards nearshoring of resources and supply chains globally.

In 2022 traders focused on the effects of macroeconomic indicators, inflation, and Federal Reserve policy. Many eyes were on Federal Reserve Chairman Jerome Powell with hope that he not follow in Paul Volker’s footsteps and might not continue to raise interest rates. The reactive volatility in the market with almost daily swings signaled the overall unease over slowing economic growth.

Nia Impact Solutions Fund and most indices marked year-to-date lows in mid-June. Markets rallied from mid-June lows through mid-August, driven by hope for a dovish Fed pivot. An additional boost came from the resuscitation and passage of the Inflation Reduction Act.

Meanwhile, many international markets were buffeted on one side by energy cost inflation resulting from Russian aggression in Ukraine and on the other, by local currency devaluation resulting from the Fed actions driving up the dollar.

During the period from September 1 through November 30th, 2022 many major indices increased in value, with the exception of the tech heavy NASDAQ Composite. This three month period was a welcome reversal to the ongoing downward slide across markets earlier in the year. Volatility month to month was significant, driven by rate hike concerns and growing fears of a recession.

Fundamental headwinds such as higher input costs led to widespread negative earnings estimate revisions across industries. And while consumer spending remained resilient, the decrease in consumer savings in combination with the increase in consumer debt was a concerning indicator for the economy. These concerns appeared to contribute to the market sell-off in September.

The October and November market rallies were once again driven by hope and optimism that the worst of Federal Reserve tightening actions might be behind us. After the Federal Reserve’s sixth consecutive rate increase in November, and the fourth at 0.75%, it seemed increasingly probable that the worst of rate hikes actually had happened, with smaller and fewer hikes ahead. The Fed did increase rates by 0.50% in December with fewer and possibly lower hikes of 0.25% expected in 2023.

In December, the yield curve inversion increased to levels not seen since the early 1980’s. Other sobering indicators such as declining existing home sales, higher mortgage rates, and increasing consumer debt, led to one of the worst December market performances on record. While the Consumer Price Index (CPI) report offered hope that inflation would be moderate and possibly decline, evidence of a recessionary slowdown in the U.S. and worldwide weighed heavily on traders.

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In January, the US Core Personal Consumption Expenditures (PCE), a measure of the prices paid by people for domestic purchases of goods and services, excluding the prices of food and energy, had declined to 4.6, from a high of over 5.4 in 2022. The PCE decline signaled that inflation might lessen. And while employment numbers remained strong, we saw a sharp rise in consumer credit, a reflection of both rising inflation and the withdrawal of supportive Covid era government programs.

In February the Fed effectively threw cold water on market hopes for a positive pivot. Most economic data points, including the PCE, turned toward the negative. And while employment and labor market data remained resilient, other consumer related metrics like household debt balances and credit card delinquencies painted a picture of increasingly overextended consumers. With the Fed persistent in implementing a tighter monetary policy through higher interest rates, the terminal rate (the peak rate targeted by the Fed) edged up.

In hindsight, we can see that the increasingly negative tilt to the mixed economic data foreshadowed more trouble to come in the global economy and in the markets. Fourth quarter earnings reports for Nia portfolio companies showed on average slightly higher revenues in combination with a decline in year-over-year profitability. With rising inflation and a predicted economic slowdown on the horizon, a frequent theme on earnings calls was a cautionary framing of the earnings outlook as companies expressed concern that the economic environment could worsen.

Over the last year we further adjusted Nia portfolio exposure away from pre-earnings companies and toward innovative companies with stronger cash flow profiles and less economically sensitive sources of revenue, to better weather the current economic environment. That said, all Nia portfolio companies are selected in part, based on their products and services that solve for the most pressing issues of our times, which improves their resilience in all market environments.

Portfolio Holdings

Top Performers - Nia Roses:

First Solar, Inc. (174.04% return, 1.65% attribution)

This international solar module and systems company experienced a challenging first half year in 2022, encountering issues that ranged from supply chain disruptions, to cost inflation. In late July, revelations surrounding legislation emerged just as the company released better than expected results for the June quarter. With three fully integrated solar panel factories in the U.S., First Solar stands to benefit from both the domestic manufacturing incentives in the Inflation Reduction Act, as well as the long-term trend toward renewable energy. In late August, the company announced plans to build a fourth domestic manufacturing facility. Despite posting a disappointing earnings report in late October, the increased bookings, strong pricing, and recent investment in a next-generation solar facility, contributed to the company’s positive outlook. First Solar reported better than expected results on the last day of this performance period (February 28th) and we see the strong tailwinds continuing. The company’s core solar module business aligns with our Sustainable Planet solution theme. We also appreciate the low carbon thin film photovoltaic modules, and First Solar’s lead in recycling and reuse practices. With Caroline Stockdale representing in the executive suite and 25% of the board composed of women, the company meets our gender representation criteria. From our dialogs with the company, we are encouraged that First Solar has set DEI goals and is conducting internal assessments, including assessing pay parity, in an effort to meet these goals.

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AECOM (32.55% return, 0.79% attribution)

This architectural and engineering design company serves customers across a wide range of end markets, seeking AECOM’s expertise in the environment, water, transportation, new energy, facilities, and construction management. With the objective to optimize environmental efficiency for clients through environmental assessment, monitoring, management, and design, the company’s work is broadly aligned with our Sustainable Planet solution theme. The company aligns with other solution themes, such as Healthcare, through AECOM’s infrastructure solutions for critical care units, biomedical research and life sciences facilities, and medical buildings. AECOM’s expertise in architecture and program management in transportation projects align with Nia Sustainable and Affordable Transportation solution theme. With so much demand for these services the company’s backlog and project pipeline continue to increase. Throughout the past year the company has reported stronger than expected earnings. Signaling the durability of its steadily improving cash flow profile, the company began paying a modest dividend in December 2021, which it increased 20% a year later. With respect to gender, the company more than meets our representation criteria in executive leadership, inclusive of the CFO and Chief Information Officer, and 40% of the board composed of women.

Gilead Sciences, Inc. (37.29% return, 0.79% attribution)

This well-established biopharmaceutical company has a long history of treating challenging diseases in areas that include virology, oncology, and inflammation. Over the past several years the company’s stock has reflected skepticism around managements’ ability to navigate through pricing and growth pressures in HCV treatments, as well as a loss of exclusivity for two major HIV treatments. In October, the company’s third quarter report provided encouraging results. While HIV and HCV are still the largest sources of revenue, cell therapy and oncology materially contributed to revenue growth in the quarter, with oncology alone accounting for almost half of the growth. In early February the company reported stronger than expected results with growth across its product portfolio. Shortly thereafter Gilead’s oncology drug, Trodelvy, received approval for additional breast cancer indications. Altogether, these approvals bode well for the company’s outlook. The core business, which includes addressing HIV and HepC, as well as treatments for women’s health needs, is aligned with our Healthcare solution theme. With 40% of the executive team, 30% of the board, and 52% of staff composed of women, the company meets our gender representation criteria. The company also has strong DEI policies, is setting additional targets, and is making progress towards meeting DEI targets.

Top Detractors - Nia Thorns:

Azure Power Global (-78.51% return, -0.97% attribution)

This New Delhi based holding company oversees the development, production, and sale of solar energy, primarily to large Indian utilities across the country. This business aligns with our Sustainable Planet solution theme. Our gender representation criteria are met both in the executive suite and on the board, 35% of which is composed of women. We further appreciate company programs, such as upskilling programs for women from marginalized regions. Unfortunately, in late summer the company received a whistleblower complaint regarding operations at one subsidiary and subsequently engaged forensic accountants to lead an investigation. Majority-owned by the Quebec public pension fund, Caisse de Depot & Placement du Quebec (CDPQ), Azure has benefited from this relationship, which has provided backstopping on obligations and board representation. Toronto public pension fund, OMERS Administration Corp, which holds a 21% stake, also has

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board representation. Despite this backing, the stock experienced massive selling. We have since exited the position. We expect that the large, diversified asset portfolio, together with growing market demand, will eventually bridge the company’s operations through this period to one with more market buy-in. Nia has set Azure power to the sidelines awaiting more transparency into core operations.

GSK plc (-21.60% return, -0.73% attribution)

Nia initially invested in this U.K. based pharmaceutical company for its broad portfolio of health care solutions, which aligns with our Healthcare solution theme, including specific products like its HPV vaccine. The company also more than satisfied our gender representation criteria. In addition to female CEO leadership, we also found the modest valuation and stable dividend attractive features of the stock. Despite a strong second quarter report in late July, trader attention shifted to the potential liability from class action lawsuits alleging that the heartburn drug, Zantac, caused cancer. While a case can be made that this liability can be estimated and contained, we ultimately decided that lawsuits in multiple jurisdictions could lead to a potentially protracted liability overhang on the stock. We sold the position in August.

Digital Realty Trust, Inc. (-15.28% return, -0.69% attribution)

DLR is the largest owner, operator, and developer of data centers and colocation solutions, and leases data centers primarily to telecom, financial, and IT services firms, as well as to internet providers. Because of the company’s many and ongoing efforts to improve energy efficiency, including using 100% renewable energy in its US colocation business and European portfolio, the companies’ operations are aligned with our ’Sustainable Planet’ solution theme. There is also alignment with our Education, Communication and Financial services’ solution theme, due to the critical nature of connectivity in many end market contexts. In terms of our gender representation requirements, the company meets our criteria in the executive suite and on the board, with approximately 30% of the board composed of women, including the chairperson. After trading at a peak in late 2021, the company sold off with technology stocks in 2022, which in our view, was partly valuation driven. Throughout the last year, the impact of inflation and the rising interest rate environment weighed on both company fundamentals and the stock price. With the latest company report providing mixed signals, we are watching closely, and engaging with the company for additional due diligence.

With much care,

The Nia Team

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-833-571-2833.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus call 1-833-571-2833 or visit the Fund’s website at www. niaimpactfunds.com and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or

5

expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2023, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements.

Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.

6

NIA IMPACT SOLUTIONS FUND
PERFORMANCE INFORMATION
February 28, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Nia Impact Solutions Fund (since inception 5/10/2022) versus the MSCI ACWI IMI Index

Total Returns (a)
(for the period ended February 28, 2023)

Since
Inception
(5/10/2022)
Nia Impact Solutions Fund	3.16%
MSCI ACWI IMI (b)	2.60%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Morgan Stanley Capital International (“MSCI”) ACWI Investable Market Index (IMI) is an unmanaged index. The MSCI ACWI IMI is based on the MSCI Global Investable Market Indexes (GIMI) Methodology — a comprehensive and consistent approach to index construction that allows for meaningful global views and cross regional comparisons across all market capitalization size, sector and style segments and combinations. This methodology aims to provide exhaustive coverage of the relevant investment opportunity set with a strong emphasis on index liquidity, investability and replicability The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

7

NIA IMPACT SOLUTIONS FUND
PORTFOLIO INFORMATION
February 28, 2023 (Unaudited)

Sector Diversification (% of Net Assets)

% of
Top 10 Equity Holdings	Net Assets
Stantec, Inc.	3.5%
AECOM	3.4%
International Business Machines Corporation	3.4%
Gilead Sciences, Inc.	3.4%
Vertex Pharmaceuticals, Inc.	3.2%
Amalgamated Financial Corporation	2.8%
Danone S.A. - ADR	2.8%
Palo Alto Networks, Inc.	2.7%
Fortinet, Inc.	2.5%
Hologic, Inc.	2.5%

8

NIA IMPACT SOLUTIONS FUND
SCHEDULE OF INVESTMENTS
February 28, 2023
COMMON STOCKS — 95.9%	Shares	Value
Communications — 1.1%
Telecommunications — 1.1%
PLDT, Inc. - ADR	22,146	$519,324

Consumer Discretionary — 3.8%
Consumer Services — 2.2%
Stride, Inc. (a)	25,546	1,084,939

E-Commerce Discretionary — 0.7%
Etsy, Inc. (a)	2,861	347,354

Home & Office Products — 0.9%
Steelcase, Inc. - Class A	58,008	456,523

Consumer Staples — 3.5%
Food — 3.5%
Danone S.A. - ADR	122,054	1,381,651
Hain Celestial Group, Inc. (The) (a)	18,057	321,956
		1,703,607
Energy — 12.7%
Oil & Gas Producers — 1.8%
Brookfield Renewable Corporation - Class A	31,019	863,879

Renewable Energy — 10.9%
Ameresco, Inc. - Class A (a)	9,674	425,172
First Solar, Inc. (a)	6,746	1,141,018
Maxeon Solar Technologies Ltd. (a)	19,551	344,098
SolarEdge Technologies, Inc. (a)	3,278	1,042,142
SunPower Corporation (a)	42,811	643,021
Sunrun, Inc. (a)	23,339	561,069
TPI Composites, Inc. (a)	31,360	362,522
Vestas Wind Systems A/S - ADR	94,692	892,946
		5,411,988
Financials — 4.5%
Asset Management — 1.7%
Sanlam Ltd. - ADR	127,744	830,732

Banking — 2.8%
Amalgamated Financial Corporation	59,104	1,391,899

9

NIA IMPACT SOLUTIONS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.9% (Continued)	Shares	Value
Health Care — 16.2%
Biotech & Pharma — 11.2%
Daiichi Sankyo Company Ltd. - ADR	20,545	$648,400
Gilead Sciences, Inc.	21,152	1,703,371
Moderna, Inc. (a)	7,163	994,296
Organon & Company	25,907	634,462
Vertex Pharmaceuticals, Inc. (a)	5,423	1,574,243
		5,554,772
Medical Equipment & Devices — 5.0%
Hologic, Inc. (a)	15,798	1,258,152
Thermo Fisher Scientific, Inc.	2,209	1,196,748
		2,454,900
Industrials — 15.1%
Commercial Support Services — 3.9%
AMN Healthcare Services, Inc. (a)	12,508	1,125,845
Schnitzer Steel Industries, Inc. - Class A	23,929	782,239
		1,908,084
Electrical Equipment — 2.4%
Schneider Electric SE - ADR	36,930	1,183,607

Engineering & Construction — 6.9%
AECOM	19,854	1,714,591
Stantec, Inc.	29,598	1,717,276
		3,431,867
Machinery — 1.9%
Xylem, Inc.	8,942	917,896

Materials — 6.9%
Chemicals — 1.3%
Chr. Hansen Holding A/S - ADR	37,861	653,670

Construction Materials — 2.5%
Carlisle Companies, Inc.	4,771	1,231,968

Containers & Packaging — 1.0%
Brambles Ltd.	30,026	524,554

Forestry, Paper & Wood Products — 2.1%
Sylvamo Corporation	10,115	498,973
UPM-Kymmene OYJ - ADR	14,399	522,180
		1,021,153

10

NIA IMPACT SOLUTIONS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.9% (Continued)	Shares	Value
Real Estate — 7.2%
Real Estate Owners & Developers — 0.9%
City Developments Ltd. - ADR	77,358	$439,370

REITs — 6.3%
Digital Realty Trust, Inc.	8,942	932,025
Hannon Armstrong Sustainable Infrastructure Capital,Inc.	32,646	1,025,411
Iron Mountain, Inc.	22,313	1,177,011
		3,134,447
Technology — 23.4%
Semiconductors — 6.9%
Infineon Technologies AG - ADR	30,725	1,088,587
STMicroelectronics N.V.	22,895	1,102,623
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	14,353	1,249,716
		3,440,926
Software — 9.0%
Autodesk, Inc. (a)	2,171	431,356
Fortinet, Inc. (a)	21,183	1,259,117
Materialise N.V. - ADR (a)	33,196	285,486
Palo Alto Networks, Inc. (a)	7,122	1,341,571
Splunk, Inc. (a)	11,186	1,146,565
		4,464,095
Technology Hardware — 1.9%
Apple, Inc.	6,276	925,145

Technology Services — 5.6%
International Business Machines Corporation	13,244	1,712,449
Wolters Kluwer N.V. - ADR	8,986	1,040,220
		2,752,669
Utilities — 1.5%
Electric Utilities — 0.4%
Azure Power Global Ltd. (a)	58,826	195,303

Gas & Water Utilities — 1.1%
California Water Service Group	9,843	563,413

Total Common Stocks (Cost $47,627,132)		$47,408,084

11

NIA IMPACT SOLUTIONS FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 9.8%	Shares	Value
First American Government Obligations Fund - Class X, 4.37% (b)	2,414,090	$2,414,090
First American Treasury Obligations Fund - Class X, 4.48% (b)	2,414,090	2,414,090
Total Money Market Funds (Cost $4,828,180)		$4,828,180

Investments at Value — 105.7% (Cost $52,455,312)		$52,236,264

Liabilities in Excess of Other Assets — (5.7%)		(2,790,584)

Net Assets — 100.0%		$49,445,680

A/S - Aktieselskab

ADR - American Depositary Receipt

AG - Aktiengesellschaft

N.V. - Naamloze Vennootschap

OYJ - Julkinen Osakeyhtio

S.A. - Societe Anonyme

SE - Societe Europaea

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of February 28, 2023.

See accompanying notes to financial statements.

12

NIA IMPACT SOLUTIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2023
ASSETS
Investments in securities:
At cost	$52,455,312
At value (Note 2)	$52,236,264
Cash	86,026
Receivable for capital shares sold	8,600
Dividends receivable	46,622
Tax reclaims receivable	2,492
Deferred offering costs (Note 2)	11,513
Other assets	18,411
Total assets	52,409,928

LIABILITIES
Payable for investment securities purchased	2,934,880
Payable to Adviser (Note 4)	9,795
Payable to administrator (Note 4)	8,009
Other accrued expenses	11,564
Total liabilities	2,964,248

NET ASSETS	$49,445,680

NET ASSETS CONSIST OF:
Paid-in capital	$50,563,782
Accumulated deficit	(1,118,102)
NET ASSETS	$49,445,680

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,805,393

Net asset value, offering price and redemption price per share (Note 2)	$10.29

See accompanying notes to financial statements.

13

NIA IMPACT SOLUTIONS FUND
STATEMENT OF OPERATIONS
For the Period Ended February 28, 2023(a)
INVESTMENT INCOME
Dividends	$415,977
Foreign witholding taxes on dividends	(25,552)
Total investment income	390,425

EXPENSES
Management fees (Note 4)	287,901
Administration fees (Note 4)	31,731
Transfer agent fees (Note 4)	26,992
Registration and filing fees	24,540
Legal fees	20,858
Fund accounting fees (Note 4)	20,214
Trustees’ fees and expenses (Note 4)	14,514
Compliance fees (Note 4)	12,137
Shareholder reporting expenses	7,212
Custodian and bank service fees	7,118
Postage and supplies	5,107
Offering costs (Note 2)	3,837
Insurance expense	2,301
Other expenses	12,837
Total expenses	477,299
Less fee reductions by the Adviser (Note 4)	(177,123)
Net expenses	300,176

NET INVESTMENT INCOME	90,249

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from investments transactions	(879,962)
Net change in unrealized appreciation (depreciation) on investments	(219,048)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,099,010)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,008,761)

(a)	Represents the period from the commencement of operations (May 10, 2022) through February 28, 2023.

See accompanying notes to financial statements.

14

NIA IMPACT SOLUTIONS FUND
STATEMENT OF CHANGES IN NET ASSETS
Period
Ended
February 28,
2023(a)
FROM OPERATIONS
Net investment income	$90,249
Net realized losses from investment transactions	(879,962)
Net change in unrealized appreciation (depreciation) on investments	(219,048)
Net decrease in net assets resulting from operations	(1,008,761)

DISTRIBUTIONS TO SHAREHOLDERS	(109,730)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	50,545,648
Net asset value of shares issued in reinvestment of distributions to shareholders	106,407
Payments for shares redeemed	(87,884)
Net increase in net assets from capital share transactions	50,564,171

TOTAL INCREASE IN NET ASSETS	49,445,680

NET ASSETS
Beginning of period	—
End of period	$49,445,680

CAPITAL SHARES ACTIVITY
Shares sold	4,802,990
Shares reinvested	10,803
Shares redeemed	(8,400)
Net increase in shares outstanding	4,805,393
Shares outstanding, beginning of period	—
Shares outstanding, end of period	4,805,393

(a)	Represents the period from the commencement of operations (May 10, 2022) through February 28, 2023.

See accompanying notes to financial statements.

15

NIA IMPACT SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period

	Period
	Ended
	February 28,
	2023(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gains on investments	0.29	(b)
Total from investment operations	0.31

Less distributions from net investment income	(0.02)

Net asset value at end of period	$10.29

Total return (c)	3.16	% (d)

Net assets at end of period (000’s)	$49,446

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.57	% (e)
Ratio of net expenses to average net assets (f)(g)	0.99	% (e)
Ratio of net investment income to average net assets (f)	0.30	% (e)
Portfolio turnover rate	10	% (d)

(a)	Represents the period from the commencement of operations (May 10 , 2022) through February 28, 2023.

(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced fees (Note 4).

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after management fee reductions by the Adviser (Note 4).

(g)	Includes costs to organize the Fund of 0.01%(e) for the period ended February 28, 2023, which are excluded from the Expense Limitation Agreement (Note 4).

See accompanying notes to financial statements.

16

NIA IMPACT SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2023

1. Organization

Nia Impact Solutions Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on May 10, 2022.

The investment objective of the Fund is to seek to achieve long-term capital appreciation by investing in companies that contribute towards advancements in the areas of diversity and inclusion, sustainability and/or social justice.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other registered open-end investment companies that are not listed on an exchange, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value as determined by Nia Impact Capital (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

17

NIA IMPACT SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of February 28, 2023, by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$47,408,084	$—	$—	$47,408,084
Money Market Funds	4,828,180	—	—	4,828,180
Total	$52,236,264	$—	$—	$52,236,264

Refer to the Fund’s Schedule of Investments for a listing of common stocks by sector and industry type. The Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended February 28, 2023.

Cash – The Fund’s cash, if any, is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the Federal Deposit Insurance Corporation. The Fund maintains these balances with a high quality financial institution and may incur charges on cash overdrafts.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, if any, is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

18

NIA IMPACT SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Offering costs – The Adviser advanced some of the Fund’s initial offering costs and was subsequently reimbursed by the Fund. Costs of $15,350 incurred in connection with the offering and initial registration had been deferred and are being subsequently amortized on a straight-line basis over the first twelve months after commencement of operations. As of February 28, 2023, there was $11,513 in unamortized offering costs remaining in the Fund.

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains on an annual basis. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the period ended February 28, 2023 was ordinary income.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year equal to at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2023:

Tax cost of investments	$52,524,308
Gross unrealized appreciation	$3,366,170
Gross unrealized depreciation	(3,654,214)
Net unrealized depreciation	(288,044)
Accumulated capital and other losses	(830,058)
Accumulated deficit	$(1,118,102)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the open tax period and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

For the period ended February 28, 2023, the Fund reclassified $389 of accumulated deficit against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

19

NIA IMPACT SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Net qualified late year ordinary losses represent losses incurred after December 31, 2022. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the period ended February 28, 2023, the Fund had qualified late year ordinary losses of $19,092.

As of February 28, 2023, the Fund had short-term capital loss carryforward of $810,966, for federal income tax purposes, which may be carried forward indefinitely. This capital loss carryforward is available to offset net realized gains in future years, thereby reducing future taxable gains.

The values of federal income tax cost of investments and the financial statement cost of investments may be temporarily different (“book/tax differences”). These book/tax differences are due to the timing of the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the period ended February 28, 2023, the Fund did not incur any interest penalties.

3. Investment Transactions

During the period ended February 28, 2023, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $51,974,563 and $3,444,625, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Nia Impact Capital (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has agreed contractually, until June 30, 2025, to reduce its management fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets. Accordingly, during the period ended February 28, 2023, the Adviser reduced its management fees in the amount of $177,123.

Under the terms of the ELA, management fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such date that fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2025, this agreement may not be modified or terminated without the approval of the Fund’s Board.

20

NIA IMPACT SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated. As of February 28, 2023, the Adviser may seek repayment of management fee reductions in the amount of $177,123 no later than February 28, 2026.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus.

TRUSTEE COMPENSATION

Effective October 17, 2022 each member of the Board (a “Trustee”) who is not an “interested person” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,700 annual retainer from the Fund, paid quarterly and the Audit Committee Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $550 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to October 17, 2022, no additional annual retainer was designated specifically for the Audit Committee Chairperson.

PRINCIPAL HOLDER OF FUND SHARES

As of February 28, 2023, the following shareholder owned of record more than 25% of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Northern Trust (for the benefit of its customers)	75%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. ESG Investing Risk

The Fund’s incorporation of environmental, social and/or governance considerations (“ESG”) in its investment process may cause it to make different investments than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy processes. In applying ESG criteria to its investment decisions, the

21

NIA IMPACT SOLUTIONS FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Fund may forgo higher yielding investments that it would invest in absent the application of its ESG investing criteria. The Fund’s investment process may affect the Fund’s exposure to certain investments, which may impact the Fund’s relative investment performance depending on whether such investments are in or out of favor with the market. In addition, the Fund investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. The Fund’s Adviser relies on available information to assist in the ESG evaluation process, and the process employed for the Fund may differ from processes employed for other funds. The Fund will seek to identify companies that it believes meet its ESG criteria based on data provided by third parties. The data provided by third parties may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess a company’s ESG practices.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

22

NIA IMPACT SOLUTIONS FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Nia Impact Solutions Fund and

Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nia Impact Solutions Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 28, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from May 10, 2022 (commencement of operations) through February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period from May 10, 2022 (commencement of operations) through February 28, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.

Cleveland, Ohio

April 27, 2023

23

NIA IMPACT SOLUTIONS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorship(s) of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
David K. James*^ Year of Birth: 1970	2023 to present October 2021 to April 2023 July 2021 to October 2022	Trustee (2023 to present) Assistant Secretary Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2009 to 2018)	32	n/a
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	32	n/a
David M. Deptula^ Year of Birth: 1958	Since 2012	Trustee (2012 to present)	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016	32	n/a

24

NIA IMPACT SOLUTIONS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorship(s) of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2012)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	32	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	32	Trustee of the San Diego City Employees’ Retirement System (2019 to present)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	32	n/a

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section (2)(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s Administrator, Transfer Agent, and Distributor. Mr. James was Assistant Secretary from October 2021 to present and Secretary July 2021 to October 2022.

25

NIA IMPACT SOLUTIONS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Todd E. Heim^ Year of Birth: 1967	2021 to present 2014 to 2021	President Vice President	Vice President , Relationship Management (2018 to present) and Assistant Vice President, Client Implementation Manager with Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in United States Navy (1989 to 2017)
Jennifer L. Leamer^ Year of Birth: 1976	2014 to present April 2014 to October 2014	Treasurer Assistant Treasurer	Senior Vice President of Fund Accounting (2020 to present) and Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Assistant Treasurer	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	January 2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Natalie S. Anderson^ Year of Birth: 1975	2016 to present	Assistant Secretary	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to present); CCO Consultant at GKG Consulting, LLC (2019 to 2021); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019)
Martin Dean^ Year of Birth: 1963	2020 to present 2019 to 2020 2016 to 2017	Assistant Chief Compliance Officer Interim Chief Compliance Officer Assistant Chief Compliance Officer	Senior Vice President, Head of Fund Compliance (2020 to present) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll free 1-833-571-2833.

26

NIA IMPACT SOLUTIONS FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2022) and held until the end of the period (February 28, 2023).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

27

NIA IMPACT SOLUTIONS FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value	Net	Expenses Paid
	September 1,	February 28,	Expense	During
	2022	2023	Ratio (a)	Period (b)
Based on Actual Fund Return	$1,000.00	$1,009.40	0.99%	$4.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.89	0.99%	$4.96

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-833-571-2833, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge upon request by calling toll-free 1-833-571-2833, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-833-571-2833. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website www.niaimpactfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100.00% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s period ended February 28, 2023, 100.00% of ordinary income dividends qualifies for the corporate dividends received deduction.

28

NIA IMPACT SOLUTIONS FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short-and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator Committee, comprising of the Fund’s Adviser and certain Trust officers, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 17 – 18, 2022 Board meeting and covered the period from May 10, 2022 (commencement date of the Fund) to May 31, 2022 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and the Program has been effectively implemented.

29

Nia Impact-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Janine L. Cohen. Ms. Cohen is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,000 and $41,500 with respect to the registrant’s fiscal years ended February 28, 2023 and February 28, 2022, respectively.
(b)	Audit-Related Fees. No fees were billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $9,000 and $9,500 with respect to the registrant’s fiscal years ended February 28, 2023 and February 28, 2022, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	During the fiscal years ended February 28, 2023 and February 28, 2022, aggregate non-audit fees of $9,000 and $9,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable
(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material changes to the manner in which shareholders may recommend nominees to the Registrant’s Board of Trustees or the Nominations & Governance Committee (the “Committee”). The Registrant does not have formal procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. While the Registrant does not have formal procedure, the Committee shall to the extent required under applicable law, when identifying potential candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Hein, President and Principal Executive Officer

Date	May 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Todd E. Heim
Todd E. Hein, President and Principal Executive Officer

Date	May 3, 2023

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	May 3, 2023

* Print the name and title of each signing officer under his or her signature.